Exhibit 10.3
EXECUTION COPY
STOCK PLEDGE AGREEMENT
This STOCK PLEDGE AGREEMENT (together with all amendments, supplements and modifications, if any, from time to time hereto, this “Agreement”) is made as of July 7, 2009, by the undersigned (each, a “Grantor” and, collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, in its capacity as the collateral agent (in such capacity, together with its successors and assignees, the “Collateral Agent”) for the Secured Parties (as defined below).
WHEREAS, Real Mex Restaurants, Inc., a Delaware corporation (the “Issuer”), the guarantors party to the Indenture (as defined below) and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”) thereunder, are parties to that certain indenture, dated as of even date herewith (as amended, restated, modified, supplemented, renewed, refunded, replaced or refinanced from time to time, the “Indenture”);
WHEREAS, the Collateral Agent, the Trustee and General Electric Capital Corporation, as Agent, have entered into the Intercreditor Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);
WHEREAS, each Grantor is either the Issuer, the parent of the Issuer, or a direct or indirect subsidiary of the Issuer and as such will derive direct and indirect economic benefits from the issuance of the Notes under the Indenture;
WHEREAS, the Grantors are the direct or indirect legal and beneficial owners of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on Annex A (the “Subsidiaries”);
WHEREAS, the holders of the Note Obligations (the “Holders”) have required, as a condition to the purchase of the Notes under the Indenture, that each Grantor grant to the Collateral Agent for the ratable benefit of the Collateral Agent, the Trustee and the Holders (collectively, the “Secured Parties”) a security interest in and to the Stock Collateral (as defined herein); and
WHEREAS, the Grantors wish to grant pledges and security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, as herein provided.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Pledge of Stock, etc.
1.1 Pledge of Stock. Each Grantor hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent, for the benefit of the Secured Parties, all of the shares of capital stock of each Subsidiary of every class owned by such Grantor, as more fully described on Annex A hereto, which shares of capital stock shall be held by the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, for the benefit of the Secured Parties, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by such Grantor, have been delivered to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement.

1.2 Additional Stock. In case any Grantor shall acquire any additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, or any capital stock of any other corporation by purchase, stock dividend, stock split or otherwise, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, for the benefit of the Secured Parties, under this Agreement and such Grantor shall deliver to the Collateral Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by such Grantor in blank. The Grantors agree that the Collateral Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Collateral Agent hereunder.
1.3 Pledge of Cash Collateral Account. The Grantors also hereby (i) pledge, assign and grant a security interest in the Cash Collateral Account and all of the Cash Collateral, as such terms are hereinafter defined, to the Collateral Agent, for the benefit of the Secured Parties, and (ii) deliver to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement the Cash Collateral Account and all of the Cash Collateral.
1.4 Delivery of Stock Collateral. All certificates and all promissory notes and instruments evidencing the Stock Collateral, shall be delivered to and held by or on behalf of the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant hereto. All certificates and all promissory notes and instruments evidencing the Stock Collateral shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.
2. Definitions. Except as otherwise defined in this Agreement, all capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Indenture. For purposes of this Agreement, “Obligations” means all of the Note Obligations (including, without limitation, the Issuer’s Obligations under or in respect of the Notes (including any exchange notes issued from time to time pursuant to any agreement to provide registration rights in respect of the Notes)) and, in addition, with respect to any Grantor that is a Guarantor of the Note Obligations, all obligations and liabilities of such Grantor which may arise under or in connection with such Guarantee or any other Note Document to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Note Document). Unless otherwise provided herein, the rules of construction set forth in Section 1.04 of the Indenture shall be applicable to this Agreement. Terms used herein and not defined in the Indenture or otherwise defined herein that are defined in the Uniform Commercial Code of the State of New York have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicates or requires, and the following terms shall have the following meanings:
Cash Collateral. See §4.
Cash Collateral Account. See §4.
Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Collateral Agent hereunder.

Stock Collateral. The property at any time pledged to the Collateral Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of “Stock Collateral” any income, increases or proceeds received by the Grantors to the extent expressly permitted by §6.
Time Deposits. See §4.
3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Collateral Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all the Obligations. Notwithstanding the foregoing provisions of this §3, such grant of security interest shall not extend to, and the term “Stock Collateral” shall not include, any Excluded Assets.
4. Liquidation, Recapitalization, etc.
4.1 Distributions Paid to Collateral Agent. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement to be held by the Priority Lien Collateral Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, to be held by it as security for the Obligations. Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Grantors shall, until paid or delivered to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, be held in trust for the Collateral Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Obligations.
4.2 Cash Collateral Account. All sums of money that are delivered pursuant to this §4 to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement shall be deposited into an interest bearing account with the Priority Lien Collateral Agent or, if the Priority Lien Collateral Agent is not the depositary bank, to an interest bearing account in the name of the Priority Lien Collateral Agent, for the benefit of the Secured Parties, as customer with a depositary bank satisfactory to the Priority Lien Collateral Agent (any such account, whether maintained with the Priority Lien Collateral Agent or in the Priority Lien Collateral Agent’s name as customer being herein referred to as the “Cash Collateral Account”). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Collateral Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), that are reasonably satisfactory to the Collateral Agent after consultation with the Grantors, provided, that, in each such case, arrangements reasonably satisfactory to the Collateral Agent are made and are in place to perfect and to insure the first priority of the Collateral Agent’s security interest therein (subject, as to priority, only to Permitted Prior Liens). Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds of any thereof are hereinafter referred to as the “Cash Collateral.”

4.3 Grantor’s Rights to Cash Collateral, etc. Except as otherwise expressly provided in §15, the Grantors shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement to part with the Priority Lien Collateral Agent’s possession of any instruments or other writings evidencing any Time Deposits.
5. Warranty of Title; Authority. Each Grantor hereby represents and warrants to the Secured Parties that: (i) such Grantor has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in Annex A as being owned by such Grantor, subject to no pledges, Liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement and Permitted Prior Liens, (ii) all of the Stock described in §1 is validly issued, fully paid and non-assessable, (iii) such Grantor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of its Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in its Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of such Grantor’s charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which such Grantor is a party or by which it or any of their property is bound or affected or constitute a default thereunder, and (iv) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Grantors covenant that they will defend the rights of the Secured Parties and security interest of the Collateral Agent, for the benefit of the Secured Parties, in such Stock against the claims and demands of all other persons whomsoever. The Grantors further covenant that they will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged by the Grantors or in which a security interest is granted to the Collateral Agent hereunder by the Grantors and will likewise defend the rights, pledge and security interest thereof and therein of the Secured Parties.
6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Grantors shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Grantors if the effect thereof would impair any of the Stock Collateral or result in an Event of Default. All such rights of the Grantors to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Grantors to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Collateral Agent’s option, as evidenced by the Collateral Agent’s notifying the Grantors of such election, cease in case an Event of Default shall have occurred and be continuing.

7. Remedies.
7.1 In General. If an Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, the Collateral Agent shall have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York or any other applicable jurisdiction, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Collateral Agent deems expedient:
(a) if the Collateral Agent so elects and gives notice of such election to the Grantors, the Collateral Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Collateral Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Grantors hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of the Grantors, with full power of substitution, to do so);
(b) the Collateral Agent may demand, sue for, collect or make any compromise or settlement the Collateral Agent deems suitable in respect of any Stock Collateral;
(c) the Collateral Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Collateral Agent thinks expedient, all without demand for performance by the Grantors or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;
(d) the Collateral Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and
(e) the Collateral Agent may set off against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Collateral Agent.
7.2 Sale of Stock Collateral. In the event of any disposition of the Stock Collateral as provided in clause (c) of §7.1, the Collateral Agent shall give to the Grantors at least six (6) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that six Business Days prior written notice of such sale or sales shall be reasonable notice. The Collateral Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Grantors, to the fullest extent permitted by law). The Collateral Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely- distributed standard price quotations, the Collateral Agent may buy at private sale and may make payments thereof by any means. The Collateral Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Collateral Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the Indenture. Only after such applications, and after payment by the Collateral Agent of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the New York Uniform Commercial Code, need the Collateral Agent account to the Grantors for any surplus.

7.3 Registration of Stock. If the Collateral Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this §7, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the reasonable opinion of the Collateral Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Grantors agree to use their best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Grantors’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Grantors agree to use their best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Collateral Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.
7.4 Private Sales. The Grantors recognize that the Collateral Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Grantors agree that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Collateral Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Grantors agree to use their best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Grantors’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Grantors further agree to use their best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Collateral Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.5 Grantors’ Agreements, etc. The Grantors further agree to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Grantors’ expense. The Grantors further agree that a breach of any of the covenants contained in this §7 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agree that each and every covenant contained in this §7 shall be specifically enforceable against the Grantors by the Collateral Agent and the Grantors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants.
8. Marshalling. Neither the Collateral Agent nor any Secured Party shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Collateral Agent’s rights hereunder and of the Secured Parties in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, the Grantors hereby agree that they will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that they lawfully may the Grantors hereby irrevocably waive the benefits of all such laws.
9. Grantor’s Obligations Not Affected. The obligations of the Grantors hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Collateral Agent or any Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (ii) any amendment to or modification of the Indenture, the Notes, the other Note Documents or any of the Obligations; (iii) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Grantors shall have notice or knowledge of any of the foregoing.
10. Transfer, etc., by Grantors. The Grantors will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except as expressly permitted under the Indenture; provided that the Grantors shall not grant any security interest in or Lien on any of the Stock Collateral that ranks prior to the security interests and Liens created under this Agreement, other than Permitted Prior Liens.

11. Further Assurances.
11.1 General. The Grantors will do all such acts, and will furnish to the Collateral Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Collateral Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Collateral Agent and the Secured Parties hereunder, all without any cost or expense to the Collateral Agent or any Secured Party. Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral as the Stock Collateral or as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the State of New York or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request.
11.2 Duties of the Grantors. Without limiting the provisions of §11.1 above, each Grantor hereby covenants and agrees that such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having priority over all other Liens other than Permitted Prior Liens and, in furtherance of, but without limiting, the foregoing, except as otherwise expressly permitted by this Agreement, shall (i) no later than the later of the date hereof and within one (1) Business Day of the date on which any Stock Collateral that would not be covered by previously filed Uniform Commercial Code financing statements is acquired, file, or cause to be filed, Uniform Commercial Code financing statements (or amendments to existing Uniform Commercial Code financing statements) (or such other statements as may be required under applicable law) in such manner and in such places as may be required under applicable law to fully preserve, maintain, and protect the security interest of the Collateral Agent and the priority thereof in the Stock Collateral granted hereunder, including the filing of Uniform Commercial Code financing statements in the jurisdiction of organization of such Grantor, naming such Grantor as the debtor, naming the Collateral Agent as the secured party and describing the collateral as the Stock Collateral and (ii) to the extent that the security interests granted hereunder with respect to the applicable assets remains in effect at such time, file Uniform Commercial Code continuation statements (or such other statements as may be required under applicable law to continue the priority of the security interests described in clause (i)) in the jurisdiction of organization of such Grantor and in any other location as necessary or appropriate under applicable law to continue such security interest and the priority thereof, no earlier than six (6) months and no later than thirty (30) days prior to the date on which the financing statements described in clause (i) would otherwise lapse or become ineffective under applicable law. Each Grantor agrees to deliver to each of the Trustee and the Collateral Agent copies of all Uniform Commercial Code financing statements (including continuation statements) and other statements filed pursuant to this §11.2 within ten (10) days after the filing thereof.
12. Collateral Agent’s Exoneration. Under no circumstances shall the Collateral Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral to the extent that any Stock Collateral is in the physical possession of the Collateral Agent and (ii) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Collateral Agent nor any Secured Party shall be required to take any action of any kind to collect, preserve or protect its or the Grantors’ rights in the Stock Collateral or against other parties thereto. The Collateral Agent’s prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations. In acting as Collateral Agent, the Collateral Agent may rely upon and enforce each and all of the rights, powers, protections, immunities, indemnities and benefits of the Trustee under Article 7 of the Indenture, mutatis mutandis, as if the Collateral Agent was the “Trustee,” each reference therein to the Indenture was a reference to this Agreement and the other Security Documents and each reference therein to the “Company” or any “Guarantor” was a reference to the Grantors. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Stock Collateral made and granted hereby, including with respect to limitation of liability and indemnification, are more fully set forth in Article 10 of the Indenture, the terms and provisions of which are incorporated by reference herein.

13. No Waiver, etc. No amendment or modification to, or any waiver of, any provision of this Agreement shall be effective unless such amendment, modification or waiver is permitted under and effected in accordance with Article 9 of the Indenture. No act, failure or delay by the Collateral Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Grantors hereby waive presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Indenture).
14. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to (i) the Collateral Agent at Wells Fargo Bank, National Association, Corporate Trust Services, 707 Wilshire Boulevard, 17th Floor, Los Angeles, California 90017, Attn: Maddy Hall, and to (ii) each Grantor care of the address for notices for the Issuer under the Indenture or to such other address as any party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.
15. Release of Security Interest; Termination. At such time as all of the Obligations have been finally paid and satisfied in full, this Agreement shall terminate and, subject to Article 10 of the Indenture (including Section 10.06 thereof) and the Intercreditor Agreement, the Liens granted hereunder shall be released and the Collateral Agent shall, subject to the satisfaction of the conditions described in Article 10 of the Indenture (including Section 10.06 thereof), following the written request and at the expense of the Grantors (the Grantors being jointly and severally liable for such expense), without any recourse or representation, warranty or liability of any kind, (i) return such Stock Collateral in the possession or control of the Collateral Agent (other than any such Stock Collateral held by the Priority Lien Collateral Agent as bailee for the Collateral Agent, as to which the Grantors shall make separate arrangements for return directly with the Priority Lien Collateral Agent) as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Collateral Agent hereunder, and (ii) execute and deliver to the Grantors such deeds, assignments and other instruments, prepared by the applicable Grantors and delivered to the Collateral Agent for its execution, as may be necessary or proper to release the Liens granted hereunder and to reassign and reconvey to and re-vest in the Grantors the entire right, title and interest to the Stock Collateral previously granted, assigned, transferred and conveyed to the Collateral Agent by the Grantors pursuant to this Agreement, as fully as if this Agreement had not been made, subject to any disposition of all or any part thereof that may have been made pursuant to or in accordance with any Note Document or the Intercreditor Agreement.

16. Overdue Amounts. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Indenture for payment on the Notes during the continuation of an Event of Default.
17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Grantor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, or any appellate court from any thereof, and consents to the non-exclusive jurisdiction of such courts and to service of process in any such suit being made upon the Grantors by mail at the addresses specified in §14 of this Agreement. Each Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
18. Waiver of Jury Trial. EACH GRANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Grantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Grantor (i) certifies that neither the Collateral Agent nor any other Secured Party nor any representative, agent or attorney of the Collateral Agent or any other Secured Party has represented, expressly or otherwise, that the Collateral Agent or any other Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Indenture and the other Note Documents to which the Collateral Agent or any other Secured Party is a party, the Collateral Agent and the other Secured Parties are relying upon, among other things, the waivers and certifications contained in this §18.
19. Intercreditor Agreement. The provisions of this Agreement are subject in all respects to the provisions of the Intercreditor Agreement and, in the event of any discrepancy or inconsistency between this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.
20. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns; provided that neither this Agreement nor any rights or obligations hereunder may be assigned by any Grantor, without the prior written consent of the Collateral Agent acting at the direction of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any such purported assignment in breach of this proviso shall be of no force and effect. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Grantor acknowledges receipt of a copy of this Agreement. Each Grantor that is also a Subsidiary hereunder consents to being bound by the provisions of §§ 4.1, 6 and 7 hereof in its capacity as a Subsidiary and agrees to cooperate fully and in good faith with the Collateral Agent and the other Grantors in carrying out such provisions.

21. Delivery. Notwithstanding the foregoing, subject to the terms of the Intercreditor Agreement, at such time as there are no Priority Lien Obligations existing that have not been Discharged (as defined in the Intercreditor Agreement), any and all items (including instruments of transfer or assignments in blank) that are required to be delivered, assigned, and/or endorsed to the Priority Lien Collateral Agent under this Agreement shall be delivered, assigned and/or endorsed to the Collateral Agent.
[Signature Pages to Follow]

IN WITNESS WHEREOF, intending to be legally bound, the Grantors and the Collateral Agent have caused this Stock Pledge Agreement to be duly executed as of the date first above written.

GRANTORS:

REAL MEX RESTAURANTS, INC.
ACAPULCO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
EL TORITO RESTAURANTS, INC.
TARV, INC.
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO MARK CORP.
MURRAY PACIFIC
REAL MEX FOODS, INC.
ALA DESIGN, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
CKR ACQUISITION CORP.
CHEVYS RESTAURANTS, LLC

By:
Name:
Title:

RM RESTAURANT HOLDING CORP.
By:
Name:
Title:
Signature Page to Stock Pledge Agreement

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:

Name:

Title:

Signature Page to Stock Pledge Agreement

ANNEX A TO PLEDGE AGREEMENT
Pledged Stock
None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.

			Number of	Number of	Number of	Par or
	Record	Class of	Authorized	Issued	Outstanding	Liquidation
Issuer	Owner	Shares	Shares	Shares	Shares	Value

Real Mex Restaurants, Inc.	RM Restaurant Holding Corp.	Com	1,000	1,000	1,000	$0.001

Acapulco Restaurants, Inc.	Real Mex Restaurants, Inc.	Com	200	100	100	$0.10

El Torito Franchising Company	Real Mex Restaurants, Inc.	Com	1,000	100	100	No par

El Torito Restaurants, Inc.	Real Mex Restaurants, Inc.	Com	1,000	100	100	$0.01

CKR Acquisition Corp.	Real Mex Restaurants, Inc.	Com	1,000	10	10	$0.01

TARV, Inc.	Acapulco Restaurants, Inc.	Com	75,000	20,000	20,000	No par

Acapulco Restaurant of Ventura, Inc.	Acapulco Restaurants, Inc.	Com	100,000	2,500	2,500	No par

Acapulco Restaurant of Westwood, Inc.	Acapulco Restaurants, Inc.	Com	100,000	10,000	10,000	No par

Acapulco Mark Corp.	Acapulco Restaurants, Inc.	Com	3,000	500	500	$1.00

Murray Pacific	Acapulco Restaurants, Inc.	Com	10,000	10,000	10,000	No par

ALA Design, Inc.	Acapulco Restaurants, Inc.	Com	1,000	100	100	No par

Real Mex Foods, Inc.	Acapulco Restaurants, Inc.	Com	1,000	100	100	No par

Acapulco Restaurant of Downey, Inc.	Acapulco Restaurants, Inc.	Com	1,000,000	2,500	2,500	No par

Acapulco Restaurant of Moreno Valley, Inc.	Acapulco Restaurants, Inc.	Com	100	100	100	$1.00

El Paso Cantina, Inc.	Murray Pacific	Com	10,000,000	22,500	22,500	No par